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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): August 1, 2002




                            LEHMAN ABS CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-76627               13-3447441
--------------------------------       ----------------          ----------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
of Incorporation)                        File Number)        Identification No.)



         745 Seventh Avenue
         New York, New York                                10019
         --------------------                           ----------
        (Address of Principal                           (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

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Item 5.  Other Events.
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Filing of Certain Materials
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     Lehman ABS Corporation (the "Company") proposes to offer Lehman ABS
Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A (the "Certificates"). In connection therewith, Lehman Brothers Inc. (the "Underwriter") has prepared certain materials ("Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEHMAN ABS CORPORATION



                                   By: /s/ Samir Tabet
                                       ---------------
                                       Name:  Samir Tabet
                                       Title: Managing Director



Dated:  August 2, 2002




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Exhibit Index
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Exhibit                                                                    Page
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99.1               Computational Materials





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                                 Exhibit 99.1
                            Computational Materials